UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): June 9, 2008
SYNERGETICS USA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51602	20-5715943
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

3845 Corporate Centre Drive
O’Fallon, Missouri	63368
(Address of principal executive offices)	(Zip Code)
(636) 939-5100
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act.
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.
     On June 9, 2008, Synergetics USA, Inc. (the “Company”), Synergetics, Inc., Synergetics Germany, GmbH, Synergetics Italia, Srl and Synergetics France, SARL, each of which is a wholly owned subsidiary of the Company (collectively with the Company, the “Foreign Accounts Borrowers”), executed a Second Amendment to Foreign Accounts Credit and Security Agreement (the “Second Amendment”) with Regions Bank, as Lender. The Second Amendment increased the amount available under the Foreign Accounts Borrowers’ revolving credit facility from $1.5 million to $2.5 million, extended the termination date to June 4, 2009 and added Synergetics France, SARL as a borrower. In connection with the Second Amendment, on June 9, 2008, the Foreign Accounts Borrowers executed a Second Amended and Restated Foreign Accounts Revolving Note (the “Second Amended Foreign Accounts Note”). The Second Amended Foreign Accounts Note has a maturity date of June 4, 2009 and a variable interest rate of the prime lending rate. The Second Amendment and the Second Amended Foreign Accounts Note are dated and effective as of June 5, 2008.
     The Second Amendment and the Second Amended Foreign Accounts Note are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The summary of these agreements contained herein is qualified in its entirety by reference to such exhibits.

Item 2.02.	Results of Operations and Financial Condition.
     On June 9, 2008, the Company issued a press release announcing its financial results for the quarter ended April 30, 2008. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in the website is not part of this Current Report on Form 8-K.
     The information under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On June 9, 2008, the Foreign Accounts Borrowers executed the Second Amendment and the Second Amended Foreign Accounts Note. The terms of the Second Amendment and Second Amended Foreign Accounts Note are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Second Amendment to Foreign Accounts Credit Agreement by and among Synergetics, Inc., Synergetics USA, Inc., Synergetics Germany, GmbH, Synergetics Italia, Srl and Synergetics France, SARL as Borrowers and Regions Bank as Lender, dated as of June 5, 2008.

10.2	Second Amended and Restated Foreign Accounts Revolving Note from Synergetics, Inc., Synergetics USA, Inc., Synergetics Germany, GmbH, Synergetics Italia, Srl and Synergetics France, SARL in favor of Regions Bank, dated as of June 5, 2008.

99.1	Press Release of Synergetics USA, Inc., dated June 9, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 9, 2008

SYNERGETICS USA, INC. (Registrant)
By:	/s/ Pamela G. Boone
Name:	Pamela G. Boone
Title:	EVP and Chief Financial Officer